BLACKROCK SERIES FUND, INC.

BlackRock Global Allocation Portfolio

(the “Fund”)

Supplement dated March 12, 2024 to the Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated May 1, 2023

On March 7, 2024, the Board of Directors of BlackRock Series Fund, Inc., on behalf of the Fund, approved the appointment of BlackRock International Limited (“BIL”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BIL and BlackRock Advisors, LLC with respect to the Fund. The addition of BIL as a sub-adviser of the Fund is effective on March 11, 2024.

Effective immediately, the following changes are made to the Fund’s Prospectus and SAI, as applicable:

The section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Global Allocation Portfolio—Investment Manager” is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock (Singapore) Limited and BlackRock International Limited. Where applicable, “BlackRock” refers also to the Fund’s sub-advisers.

The eighth paragraph of the section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. BlackRock has entered into sub-advisory agreements with BlackRock (Singapore) Limited and BlackRock International Limited with respect to the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The second paragraph of the section of the Prospectus entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, and BlackRock (Singapore) Limited (“BRS,” and together with BIL, the “Sub-Advisers”), a registered investment adviser organized in 2000, are affiliates of BlackRock. Each Sub-Adviser acts as a sub-adviser for Sustainable Balanced Portfolio and BlackRock Global Allocation Portfolio. BlackRock and its affiliates had approximately $9.090 trillion in investment company and other portfolio assets under management as of March 31, 2023.

The tenth and eleventh paragraphs of the sections of the Prospectus entitled “Management of the Funds—BlackRock” are deleted in their entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements with the Sub-Advisers, with respect to Sustainable Balanced Portfolio and BlackRock Global Allocation Portfolio, under which BlackRock pays each Sub-Adviser for services it provides for that portion of the applicable Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock with respect to each Fund, each sub-advisory agreement between BlackRock and each Sub-Adviser with respect to Sustainable Balanced Portfolio and the sub-advisory agreement between BlackRock and BRS with respect to BlackRock Global Allocation Portfolio is included in the Funds’ semi-annual shareholder report for the fiscal period ending June 30, 2022. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BIL with respect to BlackRock Global Allocation Portfolio will be included in the Fund’s semi-annual shareholder report for the fiscal period ending June 30, 2024.

The footnote number tagged to “BlackRock International Limited” in the section of the Prospectus entitled “For More Information—Funds and Service Providers—Sub-Advisers” is changed from “1” to “3”.

The third paragraph of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

With respect to Sustainable Balanced Portfolio and Global Allocation Portfolio, BlackRock has entered into separate sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (together, the “Sub-Advisers”). Pursuant to each Sub-Advisory Agreement, each Sub-Adviser receives for the services it provides for that portion of the applicable Portfolio for which it acts a sub-advisor a monthly fee calculated at an annual rate equal to a percentage of the investment advisory fee received by BlackRock from the applicable Portfolio.

Shareholders should retain this Supplement for future reference.

PRSAI-SER-GA-0324SUP

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